Fees Summary	Mar. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,366,632.59
Previously Paid Amount	0.00
Total Fee Amount	2,260.23
Total Offset Amount	0.00
Net Fee	$ 2,260.23